                                                                   EXHIBIT 10.16

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         THIS AGREEMENT, made as of this 7th day of August, 2001 by and between Manhattan Scientifics, Inc., a Delaware Corporation having an address at 641 Fifth Avenue, New York, New York 10022 ("Borrower"), and Marvin Maslow, an individual having an address at 400 East 70th Street, New York, New York 10021, ("Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Borrower wishes to borrow $250,000.00 (two hundred fifty thousand U.S. dollars) (the "Loan Amount") from Lender, and Lender wishes to Lend the Loan Amount to Borrower (the "Loan"); and

         WHEREAS, On or about August 15, 2000, Lender personally guaranteed the obligations of Borrower in connection with a different loan (the "Merrill Lynch Loan")made by Merrill, Lynch Business Financial Services, Inc. to Borrower in the original principal amount of $300,000, and upon which there is a balance of $292,816.00 as of the date hereof (the "Guaranty"); and

         WHEREAS, Borrower has agreed to indemnify Lender against any liability he may incur in connection with the Guaranty (the "Indemnification"); and

         WHEREAS, Borrower desires to provide Lender with collateral security for the Loan and for the Indemnification;

         NOW, THEREFORE, in consideration of Lender's making the Loan to Borrower, and for Lender's Guaranty, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. THE LOAN. Lender, subject to and upon the terms and conditions set forth herein, hereby agrees with Borrower that Lender will lend to Borrower the principal sum of the Loan Amount, to be evidenced by a promissory note of like amount and of even date (the "Note"). Unless extended in a writing between Lender and Borrower, Borrower shall repay the principal amount of the Loan, plus applicable interest, fees, and costs (the "Obligations"), on or before August 31, 2002.

         2. PURPOSE OF THE LOAN. Lender and Borrower hereby agree that the proceeds of the Loan, in the Loan Amount, shall be used by Borrower to fund Borrower's general operations.

         3. THE NOTE. The Loan is evidenced by the Note (Exhibit A to this Agreement).

         4. THE INDEMNIFICATION. Borrower hereby agrees to indemnify, defend, and hold Lender harmless from and against any and all liability that he may incur in connection with the Merrill Lynch Loan by reason of the Guaranty.

         5. THE SECURITY. To secure the payment to Lender of the Obligations, and also to secure Borrower's Indemnification of Lender, Borrower hereby pledges to Lender the collateral set forth on Exhibit A attached hereto, which exhibit is hereby incorporated herein by reference (the "Collateral"). All accessions to, products, and proceeds of the Collateral are included in such security interest. Borrower reserves the right to provide Lender with other collateral in substitution of the Collateral at any time, provided that such other collateral is sufficient to assure repayment of the Loan and payment to Lender under the Indemnification.

         6. REPRESENTATIONS, WARRANTIES & Covenants. Borrower represents, warrants and covenants that it is the owner of the Collateral, and that there are no liens, encumbrances, or claims against the collateral.

         7. DEFAULT. The following events shall constitute "Events of Default" hereunder:

                  (a) If Borrower shall fail to pay when due, whether at maturity, by acceleration or otherwise, the payment of any of the Obligations;

                  (b) If Borrower shall fail to pay when due, its obligations under the Merrill Lynch Loan;

                  (c) If Lender shall have liability of any kind or nature under the Guaranty;

                  (d) If Borrower shall default under the Harrod Loan;

                  (e) If proceedings under any bankruptcy or insolvency law are commenced by Borrower, or if proceedings under any bankruptcy or insolvency law are commenced against Borrower and such proceedings are not dismissed within 45 days of commencement thereof, or if a general assignment for the benefit of creditors of Borrower is made or if a trustee or receiver of Borrower's property is appointed;

                  (f) Sale of all or substantially all of the assets of Borrower;

                  (g) An event of default under the Note or any other agreement, instrument or document in connection with the Loan or the Merrill Lynch Loan;

                  (h) Any event or condition shall occur which results in the acceleration of the maturity of any obligation of Borrower or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such obligation or any person acting on such holder's behalf to accelerate the maturity thereof;

                  (i) if Borrower shall breach any other material covenant, undertaking, obligation or agreement herein and such breach shall continue unremedied for a period of forty-five (45) days after written notice thereof shall be given by Lender to Borrower;

                  (j) if any statement, warranty or representation of Borrower made to Lender is untrue or incorrect in any material respect.

         8. REMEDIES UPON DEFAULT. If any Event of Default shall occur, then Lender may, and only after such Event of Default shall continue unremedied for a period of forty-five (45) days after written notice thereof shall have been given by Lender to Borrower, do any one or more of the following:

                  (a) declare all principal, interest and other Obligations under the Loan immediately due and payable;

                  (b) foreclose upon the Collateral, subject to paragraph 9 of this Agreement;

                  (c) Subject to paragraph 9 of this Agreement, sell or otherwise dispose of all or any of the Collateral, it being understood and agreed that any Collateral and/or proceeds of Collateral in excess of the indebtedness then owing shall be immediately returned and/or paid, as appropriate, to Borrower.

         9. REQUIRED CONSENT. In the event that Lender invokes its remedies under paragraphs 8(b) and/or 8(c) of this Agreement, Lender agrees that the disposition, if any, of the Collateral shall first require the written consent of Borrower's Board of Directors, which consent shall not be unreasonably withheld, and which consent shall not be withheld without providing Lender with cash, cash equivalents, and/or other collateral sufficient to cover the Obligations and the Indemnification.

         10. PREPAYMENT. The Borrower may prepay the Loan at any time without penalty.

         11. NOTICES. Any notice or other communication in connection with this Loan Agreement shall be in writing and delivered by overnight courier, with a copy by facsimile, and shall be deemed to have been given one day following the date actually delivered by overnight courier, provided that any such notice or communication shall be addressed to a party hereto at the address provided below (or to such person or address as such party shall specify in writing to the other parties hereto):

                                 If to Borrower:

                                 Manhattan Scientifics, Inc.
                                 641 Fifth Avenue, Suite 36F
                                 New York, New York 10022

                                 WITH A COPY TO:

                                 Scott L. Bach, Esq.
                                 Bach & Associates
                                 P.O. Box 651
                                 Newfoundland, New Jersey 07435

                                 If to Lender:

                                 Marvin Maslow
                                 400 East 70th Street
                                 New York, New York 10021

         Each party may designate a change of address by notice to the other party, given at least five (5) days before such change of address is to become effective.

         Any written notice may be sent by Lender, Borrower or their respective legal counsel.

         12. MISCELLANEOUS.

                  (a) MODIFICATION. This Agreement, together with the Note, contains the entire understanding between the parties with respect to the subject matter hereof, and any promises, representations, warranties or guarantees not herein contained shall have no force and effect unless in writing, signed by both parties. Neither this Agreement nor any portion or provision hereof may be changed, modified, amended, waived, supplemented, discharged, cancelled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

                  (b) GOVERNING LAW AND OTHER MATTERS. This agreement and the rights and obligations of Borrower and Lender hereunder shall be governed by and construed in accordance with the laws of the State of New York. Venue shall be in the courts, both federal and state, located in New York, New York, and the parties consent to jurisdiction in such forums.

                  (c) INVALIDITY. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

                  (d) CAPTIONS. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purpose of convenience. Such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of the Agreement.

                  (e) INCORPORATION BY REFERENCE. All of the "Whereas" clauses at the beginning of this Agreement, and all of the Exhibits annexed hereto, are hereby incorporated by reference and made a part hereof.

                  (f) COUNTERPARTS; WHEN EFFECTIVE. This Agreement may be executed in counterparts and/or via facsimile.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                    LENDER:

                                    /s/ Marvin Maslow
                                    --------------------------------

                                    MARVIN MASLOW, Individually

                                    MANHATTAN SCIENTIFICS, INC.(BORROWER)

                                    /s/ Marvin Maslow
                                    By: Marvin Maslow
                                    Its: President and CEO

                                    EXHIBIT A

                    (Schedule and Description of Collateral)

All Company Assets